                          SUBSEQUENT TRANSFER AGREEMENT

        Pursuant to this Subsequent Transfer Agreement, dated as of December 19, 1997 by and between Aames Capital Corporation (the "Seller") and Bankers Trust Company of California, N.A., in its capacity as trustee for Aames Mortgage Trust 1997-D (the "Trustee"), and pursuant to that certain Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), by and between the Seller, as seller and servicer, and the Trustee, as trustee, the Seller and the Trustee agree to the sale by the Seller and the purchase by the Trustee of additional mortgage loans (the "Subsequent Mortgage Loans") to be included in the Fixed Rate Group or the Adjustable Rate Group as listed on the Mortgage Loan Schedule attached hereto as Schedule A.

        Capitalized terms used and not defined herein shall have their respective meanings as set forth in the Pooling and Servicing Agreement.

        Section 1. Purchase and Conveyance of Subsequent Mortgage Loans.

        (a) The Seller does hereby sell, transfer, assign, set over and convey to the Trustee:

        (i) all right, title and interest of such Seller in and to the Subsequent Mortgage Loans owned by it and listed on Schedule A hereto, including without limitation, the related Mortgages, Mortgage Files and Mortgage Notes, and all payments on, and proceeds with respect to, such Subsequent Mortgage Loans received on and after the Subsequent Cut-off Date except such payments and proceeds as the Servicer is entitled to retain pursuant to the express provisions of the Pooling and Servicing Agreement;

        (ii) all right, title and interest of such Seller in the Mortgages on the properties securing the Subsequent Mortgage Loans, including any related Mortgaged Property acquired by or on behalf of the Trust by foreclosure or deed in lieu of foreclosure or otherwise;

        (iii) all right, title and interest of such Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Mortgage Loans, the related Mortgaged Properties or Mortgagors and any amounts recovered from third parties in respect of any Subsequent Mortgage Loans that became Liquidated Mortgage Loans; and

        (iv)    the proceeds of all of the foregoing.

        (b) With respect to each Subsequent Mortgage Loan, the Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be


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delivered to the Trustee, each item set forth in Section 2.01 of the Pooling and
Servicing Agreement. The transfer to the Trustee by the Seller of the Subsequent Mortgage Loans identified on Schedule A hereto shall be absolute and is intended by the Seller, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Seller.

        (c) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Agreement and the Pooling and Servicing Agreement shall be borne by the Seller.

        (d) Additional terms of the sale, including the purchase price, are set forth on Attachments A and B hereto separated by Mortgage Loan Group.

        Section 2. Representations and Warranties; Conditions Precedent.

        (a) The Seller hereby affirms the representations and warranties set forth in Section 2.05 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Seller hereby confirms that each of the conditions set forth in Section 2.02 of the Pooling and Servicing Agreement (except such conditions that are required to be satisfied as of the end of the Commitment Period) are satisfied as of the date hereof.

        (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Pooling and Servicing Agreement.

        Section 3. Recordation of Agreement.

        This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense in the event such recordation materially and beneficially affects the interests of Certificateholders.

        For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

        Section 4. Governing Law.

        This Agreement shall be construed in accordance with the laws of the State of California (without regard to conflict of laws principles and the application of the laws of


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any other jurisdiction), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        Section 5. Successors and Assigns.

        This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers, all as of the day and year first above written.



                           AAMES CAPITAL CORPORATION,
                            as Seller



                           By:     /s/ Mark E. Elbaum
                                   ----------------------------------------
                                   Name:  Mark E. Elbaum
                                   Title:   Senior Vice President - Finance



                                   BANKERS TRUST COMPANY
                                   OF CALIFORNIA, N.A., as Trustee
                                   for Aames Mortgage Trust 1997-D



                           By:     /s/ Whitney Iger
                                   ----------------------------------------
                                   Name:  Whitney Iger
                                   Title:    Assistant Vice President


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State of California          )
                             )      ss.:
County of Los Angeles        )


        On the 19th day of December, 1997, before me, a notary public in and for of the State of California, personally appeared Mark E. Elbaum, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                        /s/ Michelle L. Adams
                                        -------------------------------
                                        Notary Public


[Notary Seal]


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
State of California          )
                             )       ss.:
County of Los Angeles        )


        On the 19th day of December, 1997, before me, a notary public in and for of the State of California, personally appeared Whitney Iger, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in the capacity or capacities indicated in the within instrument, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.


                                            /s/ Catherine Emmett
                                            -------------------------------
                                            Notary Public


[Notary Seal]


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                                   SCHEDULE A

                        SUBSEQUENT MORTGAGE LOAN SCHEDULE


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                                  ATTACHMENT A


Subsequent Transfer Date:                                     December 19, 1997

Subsequent Cut-off Date:                                      December 19, 1997

Aggregate of the Principal Balances of                            $6,381,680.00
 the Fixed Rate Group Subsequent Mortgage Loans:

Aggregate of the Purchase Prices of the Fixed Rate Group          $6,062,596.00
  Subsequent Mortgage Loans:

Number of Subsequent Mortgage Loans                                         111
  in the Fixed Rate Group:


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
                                  ATTACHMENT B


Subsequent Transfer Date:                                     December 19, 1997

Subsequent Cut-off Date:                                      December 19, 1997

Aggregate of the Principal Balances of                           $33,628,972.92
  The Adjustable Rate Group Subsequent Mortgage Loans:

Aggregate of the Purchase Prices of the Adjustable Rate Group    $31,947,524.27
  Subsequent Mortgage Loans:

Number of Subsequent Mortgage Loans                                         365
  in the Adjustable Rate Group:


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